UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2017

Koo'Toor Design, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-212541	47-0990750
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2777 Steeles Avenue West, Unit 11 Toronto, Ontario M3J 3K5
(Address of principal executive offices)

1-315-215-1573
(Company's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 1, 2019, Koo'Toor Design Inc. (the "Company" or "Koo'Toor") and Mr. Boris Golan ("Golan") entered into a Stock Purchase and Exchange Agreement (the "SEA") whereunder Koo'Toor will purchase one hundred percent (100%) of the outstanding shares of Travel Mix Inc., an Ontario, Canada corporation ("Travel Mix"), by way of a cash payment of $600,000, and the issuance of a total of 4,500,000 shares of the Common Stock of Koo'Toor.
Further, under the terms of the SEA, Koo'Toor will advance the cash proceeds of $600,000 no later than March 15, 2019, and the parties must close the agreement within ninety (90) days of the date of the SEA (the "Closing").
The Company has secured a third-party convertible loan in the amount of $600,000 (the "Convertible Loan") in order to provide the required cash proceeds under the terms of the SEA.  The loan has a term of five years bearing interest at a rate of 8% per annum, payable annually.  In addition, the loan is convertible at the election of the Lender into shares of the common stock of Koo'Toor at a fixed rate of $0.02 per share, until maturity. The Loan was funded on March 18, 2019 and the proceeds have subsequently been paid to Golan.
In the event the parties do not complete Closing, the Agreement will be rescinded and either the cash proceeds will be returned to the Company or Golan will assume the Loan.
Travel Mix
Travel Mix is a Canadian based travel agency which also operates a comprehensive travel website (www.travelmix.ca) specializing in various types of travel related services. Whether it be for business or leisure, Travel Mix has a team of specialists to find the right fit for your excursion needs, offering individual flight options and package vacations. The corporate website assists travelers to find vacation packages to global destinations and is a full-service online travel agency offering American, Canadian, and International travelers the benefit of last-minute travel options, not only on the net, but with real time agents on the telephone.  Travel Mix plans to expand its business locations and unique travel package offerings across North America.
The SEA is attached hereto as Exhibit 10.1 and the Convertible Loan is attached hereto as Exhibit 10.3.
ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On June 12, 2017 in a Current Report on Form 8-K, Koo'Toor Design Inc. (the "Company" or "Koo'Toor") announced the May 31, 2017 entry into an Agreement of Purchase and Sale ("Purchase Agreement") between Ruben Gonzales ("Gonzales"), President and CEO of the Company, and Satel, Inc. ("Satel") a privately held California Corporation.  Under the terms of the agreement, Mr. Gonzales would return 60,000,000 Shares of the Company's Common Stock to the Company's treasury for cancellation, in exchange for $250,000 on terms set forth in the Agreement, and 45,000,000 Shares of the Company's Common Stock would be issued to Mr. Richard Hylen, 100% shareholder of Satel in exchange for Satel's business as set forth in the Purchase Agreement.

Subsequently, on December 14, 2017, Satel, Koo'Toor and Gonzales entered into a Rescission Agreement (the "Rescission") whereunder the Purchase Agreement was terminated and rescinded. Under the terms of the Rescission, Mr. Richard Hylen resigned as President, CEO, Secretary, Treasurer and Director, and Gonzales was reappointed to the aforementioned positions.  Further, it was agreed between the parties that the notes entered into between Gonzales and Koo'Toor shall be concurrently canceled, 60,000,000 shares of the Company's common stock shall be reissued to Gonzales and the Company shall be returned to the same condition as at the date of the original Purchase Agreement of May 31, 2017.

A copy of the Rescission Agreement is attached here to as Exhibit 10.2.

SECTION 3          SECURITIES AND TRADING MARKETS

ITEM 3.02            UNREGISTERED SALES OF EQUITY SECURITIES

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

In respect to the issuance of 4,500,000 shares of the Company's common stock, the Company will claim an exemption from the registration requirements of the Securities Act of 1933, as amended, for the issuance of the aforementioned shares pursuant to Section 4(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder since, among other things, the transaction does not involve a public offering, the purchasers are "accredited investors" and/or qualified institutional buyers, the purchasers have access to information about the Company and its purchase, the purchasers will take the securities for investment and not resale.

In respect to the Convertible Loan, and any shares issued thereunder, the Company will claim an exemption from securities registration afforded by the provisions of Regulation S of the Securities Act of 1933, as amended, ("Securities Act"), as promulgated by the U.S. Securities and Exchange Commission under the Securities Act. Our reliance upon the exemption under Rule 903 of Regulation S of the Securities Act was based on the fact that the sales of the securities were completed in an "offshore transaction", as defined in Rule 902(h) of Regulation S. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the securities. The investor was not a US person, as defined in Regulation S, and was not acquiring the securities for the account or benefit of a US person.

SECTION 5 CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGE IN CONTROL OF COMPANY

On January 5, 2019 as more fully described in Item 5.02 below our sole director and officer, Mr. Ruben Gonzales resigned all positions with Koo'Toor and concurrently Mr. Boris Golan was appointed CEO, President and Director and Mr. Nerya Yakubov was appointed CFO, Secretary, Treasurer and Director.

Further, on January 7, 2019, Boris Golan and Nerya Yakubov, officers and directors of the Company entered into share purchase agreements with Mr. Ruben Gonzales whereunder they acquired 12,500,000 and 37,500,000 shares of the Common Stock of Koo'Toor Design, Inc., respectively for cumulative cash proceeds of $0.000125 per share or $6,250.  The aforementioned transactions constituted a change in control whereunder our officers and directors acquired 78.9% of the Company's issued and outstanding common stock.

ITEM 5.02 – DEPARTURE OF DIRECTORS OR CERTAIN OFFICER; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; ARRANGEMENTS OF CERTAIN OFFICERS.

Effective December 14, 2017, Mr. Richard Hylen resigned all positions with the Company pursuant to a Rescission Agreement as discussed in item 1.02 above.  Concurrently Mr. Ruben Gonzales was appointed CEO, CFO, Secretary, Treasurer and sole Director.

On January 5, 2019 Mr, Ruben Gonzales resigned as CEO, CFO, Secretary, Treasurer and sole Director. Concurrently Mr. Boris Golan was appointed President, CEO and Director, and Mr. Nerya Yakubov was appointed CFO, Secretary, Treasurer and Director.

Boris Golan

Mr. Boris Golan, age 39, became a sales manager for 9 Net Avenue and 3 W Corp, from 2001 through 2005. Both corporations were involved in the sales of web-hosting and programming services to first web companies in the USA and Canada. During the summer of 2001, Mr. Golan also started his own seasonal enterprise, Global Toy Network, importing and distributing radio controlled cars for high end auto boutiques, such as Ferrari, large retailers including Hudson Bay of Canada, as well as many smaller toy stores. From 2006 to 2009 Mr. Golan established European Ice Cream Ltd. for the import and distribution in Canada of ice cream from Moscow, Russia under special Canadian Federal Dairy quotas. From 2005 to present Mr. Golan has also 100% owned and operated Ontario based Travel Mix, Inc., a travel agency engaged primarily in the sales of travel tickets and vacation arrangements.

Mr. Golan is not an officer or director of any other reporting issuers. Other than as set out above, Mr. Golan does not currently hold other positions with the Company. Mr. Golan does not have a family relationship with any other executive officers or directors of the Company or persons nominated or chosen by the Company to become directors or executive officers. There is no material plan, contract or arrangement (whether or not written) to which Mr. Golan is a party or in which he participates that is entered into or material amendment in connection with the Company's appointment of Boris Golan, or any grant or award to him or modification thereto, under any such plan, contract or arrangement in connection with his appointment to the Board of Directors.

Nerya Yakubov

Mr. Nerya Yakubov, age 70, obtained a Bachelor of Arts in Political Science from the University of Marxism and Leninism, Russia in 1969. His career has spanned various industry segments in the areas of project management and development, as well as various administrative roles.   After serving in administrative and management positions between 1969-1981, Mr. Yakubov advanced his career as Director of Music at the No. 1 Music School, commencing 1982, where he collaborated and mentored department staff on a diverse music program including concerts, choirs and formal events, as well as serving on the board of directors and spearheading fundraising and curriculum content. Thereafter from 1986 to 2006, Mr. Yakubov served with various corporate entities in Canada as Program Manager and R&D manager for projects involving technical development in the areas of aircraft parts and equipment, CNC operation, project management and planning. In 2006, Mr. Yakubov founded his own corporation in the publishing media industry where he oversaw all key operations of the business from startup to productive mid-scale operations.  Mr. Yakubov has a strong background in strategic planning and corporate expansion, Board administration and management consulting.

Mr. Yakubov is not an officer or director of any other reporting issuers. Other than as set out above, Mr. Yakubov does not currently hold other positions with the Company. Mr. Yakubov does not have a family relationship with any other executive officers or directors of the Company or persons nominated or chosen by the Company to become directors or executive officers. There is no material plan, contract or arrangement (whether or not written) to which Mr. Yakubov is a party or in which he participates that is entered into or material amendment in connection with the Company's appointment of Nerya Yakubov, or any grant or award to him or modification thereto, under any such plan, contract or arrangement in connection with his appointment to the Board of Directors.

ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Stock Purchase and Exchange Agreement between the Company and Boris Golan
10.2	Rescission agreement entered into December 14, 2017 between Koo'Toor Design, Inc., Satel Inc., Richard Hylen and Ruben Gonzales
10.3	Convertible Loan Agreement between the Company and Care Providers Co. Inc.

FORWARD LOOKING STATEMENTS

Certain statements in this Current Report Form 8-K may contain forward-looking statements that involve numerous risks and uncertainties which may be difficult to predict. The statements contained in this Current Report Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Exchange Act, including, without limitation, the management of the Company and the Company's expectations, beliefs, strategies, objectives, plans, intentions and similar matters. All forward-looking statements included in this Current Report Form 8-K are based on information available to the Company on the date hereof. In some cases, you can identify forward-looking statements by terminology such as "may," "can," "will," "should," "could," "expects," "plans," "anticipates," "intends," "believes," "estimates," "predicts," "potential," "targets," "goals," "projects," "outlook," "continue," "preliminary," "guidance," or variations of such words, similar expressions, or the negative of these terms or other comparable terminology.

Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements.

Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. We can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by the Company or any person that the future events, plans, or expectations contemplated by our company will be achieved.

We caution against placing undue reliance on forward-looking statements, which contemplate our current beliefs and are based on information currently available to us as of the date a particular forward-looking statement is made. Any and all such forward-looking statements are as of the date of this Current Report Form 8-K. We undertake no obligation to revise such forward-looking statements to accommodate future events, changes in circumstances, or changes in beliefs, except as required by law. In the event that we do update any forward-looking statements, no inference should be made that we will make additional updates with respect to that particular forward-looking statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements may appear in the Company's public filings with the SEC, which are available to the public at the SEC's website at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOO'TOOR DESIGN, INC.

Date: March 25, 2019	By:	/s/ Nerya Yakubov
Nerya Yakubov
CFO, Secretary, Treasurer and Director